UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2006
Portrait Corporation of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8550	57-1208051
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

815 Matthews-Mint Hill Road, Matthews, North Carolina		28105
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 847-8011
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
SIGNATURES

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 7, 2006, Portrait Corporation of America, Inc. (the “Company”) filed a current report on Form 8-K (the “Previous Form 8-K”), reporting that, among other things, the Company and its domestic subsidiaries (collectively, the “Debtors”) had entered into a Debtor In Possession Credit Agreement (the “DIP Facility”) with Wells Fargo Foothill, Inc. (the “DIP Lender”), as lender and as arranger and administrative agent thereunder. The contents of Items 1.01 and 1.03 of the Previous Form 8-K are hereby incorporated by reference herein in response to this Item 1.01. On September 27, 2006, the Debtors received final approval of the DIP Facility by the Bankruptcy Court. Availability under the DIP Facility is now $45 million, including a sub facility for letters of credit of up to $20 million.
The DIP Facility matures on August 31, 2007, subject to earlier termination and repayment upon confirmation of a plan of reorganization by the Bankruptcy Court. Amounts outstanding under the DIP Facility will bear interest at the Company’s option, at either the DIP Lender’s prime rate as announced from time to time, plus 3.00% or LIBOR plus 5.00%. All obligations under the DIP Facility will be guaranteed by the Company and its subsidiary guarantors in the same manner as the Company’s prepetition senior credit facility and similarly secured by a first priority lien and security interest on substantially all of the assets of the Company and its domestic subsidiaries.
The DIP Facility contains covenants, including minimum cash flow and accounts receivable collection requirements, and events of default customary for a facility of this type, including impermissible modifications to the Chapter 11 Cases or the making of certain payments on terms other than as approved by the Bankruptcy Court, the failure to meet certain milestone dates with respect to the Chapter 11 Cases, and the occurrence of any event of default under, or in certain cases, the failure to obtain acceptable modifications of, certain material agreements.
ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
The contents of Item 1.01 hereof are incorporated by reference herein in response to this Item 2.04.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTRAIT CORPORATION OF AMERICA, INC.
Date: October 2, 2006	By:	/s/ Thomas L. Garrett, Jr.
Thomas L. Garrett, Jr.
Executive Vice President, Chief Financial Officer